Note 27 - Contingencies, commitments and restrictions on the distribution of profits	12 Months Ended
Dec. 31, 2025
Note 27 - Contingencies, commitments and restrictions on the distribution of profits
Note 27 - Contingencies, commitments and restrictions on the distribution of profits

27        Contingencies, commitments and restrictions on the distribution of profits

(i)              Contingencies

Tenaris is from time to time subject to various claims, lawsuits and other legal proceedings, including customer, employee, tax and environmental-related claims, in which third parties are seeking payment for alleged damages, reimbursement for losses, or indemnity. Management, with the assistance of legal counsel, periodically reviews the status of each significant matter and assesses potential financial exposure.

Some of these claims, lawsuits and other legal proceedings involve highly complex issues, and often these issues are subject to substantial uncertainties and, therefore, the probability of loss and an estimation of damages are difficult to ascertain. Accordingly, with respect to a large portion of such claims, lawsuits and other legal proceedings, the Company is unable to make a reliable estimate of the expected financial effect that will result from ultimate resolution of the proceeding. In those situations, the Company has not accrued a provision for the potential outcome of these cases.

If a potential loss from a claim, lawsuit or other proceeding is considered probable and the amount can be reasonably estimated, a provision is recorded. Accruals for loss contingencies reflect a reasonable estimate of the losses to be incurred based on information available to management as of the date of preparation of the financial statements and take into consideration litigation and settlement strategies. In a limited number of ongoing cases, the Company was able to make a reliable estimate of the expected loss or range of probable loss and, depending on the likelihood of occurrence, in some of such cases has accrued a provision for such loss but believes that publication of this information on a case-by-case basis would seriously prejudice the Tenaris’s position in the ongoing legal proceedings or in any related settlement discussions. Accordingly, in these cases, the Company has disclosed information with respect to the nature of the contingency but has not disclosed its estimate of the range of potential loss.

The Company believes that the aggregate provisions recorded for potential losses in these Consolidated Financial Statements are adequate based upon currently available information. However, if management’s estimates prove incorrect, current reserves could be inadequate and the Company could incur a charge to earnings which could have a material adverse effect on its results of operations, financial condition, net worth and cash flows.

Below is a summary description of Tenaris’s material legal proceedings which are outstanding as of the date of these Consolidated Financial Statements. In addition, the Company is subject to other legal proceedings, none of which is believed to be material.

•	CSN claims relating to the January 2012 acquisition of Usiminas

The Company is a party to a longstanding lawsuit filed in Brazil by Companhia Siderúrgica Nacional (“CSN”), and various entities affiliated with CSN against the Company’s Brazilian subsidiary Confab and three subsidiaries of Ternium, all of which compose the T/T Group under the Usiminas shareholders agreement. The entities named in the CSN lawsuit had acquired participations in Usiminas in January 2012. The CSN lawsuit alleges that, under applicable Brazilian laws and rules, the acquirers were required to launch a tag-along tender offer to all non-controlling holders of Usiminas ordinary shares for a price per share equal to 80% of the price per share paid in such acquisition, or BRL28.8, and sought an order to compel the acquirers to launch an offer at that price plus interest. If so ordered, the offer would need to be made to 182,609,851 ordinary shares of Usiminas not belonging to Usiminas’ control group. Confab’s share in the offer would be 17.9%.

On September 23, 2013, the first instance court dismissed the CSN lawsuit, and on February 8, 2017, the court of appeals maintained the understanding of the first instance court. On August 18, 2017, CSN filed an appeal to the Superior Court of Justice (“SCJ”) seeking the review and reversal of the decision issued by the Court of Appeals. On September 10, 2019, the SCJ declared CSN’s appeal admissible. On March 7, 2023, the SCJ, by majority vote, rejected CSN’s appeal.

CSN made several submissions in connection with the SCJ March 7, 2023 decision, including a motion for clarification that challenged the merits of the SCJ decision. Decisions at the SCJ are adopted by majority vote. At an October 17, 2023 session, two justices of the SCJ voted in favor of remanding the case to the first instance for it to be retried following production and assessment of the new evidence, and two justices of the SCJ voted, without requiring any further evidence, in favor of granting CSN’s motion for clarification and reversing the March 7, 2023 decision that rejected CSN’s appeal; because the fifth member of SCJ excused himself from voting, a justice from another panel at the SCJ was summoned to produce the tie-breaking vote. On June 18, 2024, the SCJ completed its voting on CSN’s motion for clarification and reversed, by majority vote, its March 7, 2023 decision, and resolved that Confab and the three subsidiaries of Ternium should pay CSN an indemnification in connection with the acquisition by the T/T Group of a participation in Usiminas in January 2012, with CSN being allowed to retain ownership of the Usiminas ordinary shares it currently owns.

On August 1, 2024, Confab and the other T/T Group entities filed a motion for clarification against the SCJ decision and, subsequently, CSN filed its reply. On December 6, 2024, the SCJ rejected this motion for clarification, confirming the obligation of Confab and the other T/T Group entities to pay indemnification in connection with the 2012 acquisition of the participations in Usiminas. Notwithstanding the foregoing, the SCJ unanimously resolved to modify the applicable monetary adjustment mechanism and to cap the applicable attorney’s fees, thereby lowering the aggregate amount that would be payable if CSN ultimately prevails in this claim. Based on such SCJ decision, assuming monetary adjustment through December 31, 2025, and attorney’s fees in the amount of BRL5 million, the revised aggregate amount potentially payable by Confab if CSN finally prevails on its claims, would be of approximately BRL632.5 million (approximately $114.9 million at the BRL/$ rate as of such date).

The Company continues to believe that all of CSN's claims and allegations are unsupported and without merit, as confirmed by several opinions of Brazilian legal counsel, two decisions issued by the Brazilian securities regulator in February 2012 and December 2016, the first and second instance court decisions and the March 7, 2023 SCJ decision referred to above, and that in connection with the Usiminas acquisition the T/T Group was not required either to launch a tender offer or to pay indemnification to CSN. Accordingly, on February 10, 2025, Confab and the other T/T Group entities filed a request for extraordinary appeal against the SCJ decisions that ordered an indemnification payment, seeking their review and reversal by the Supreme Federal Tribunal. On September 10, 2025, the Vice-President of the SCJ, without examining the merits, denied leave to proceed with the extraordinary appeal as to certain arguments and ruled it inadmissible as to certain others, and on October 2, 2025, Confab and the other T/T Group entities filed an internal appeal for the special court of the SCJ to reconsider the denial of leave to proceed and a concurrent appeal against the inadmissibility ruling for the Supreme Federal Tribunal to consider admissibility of the extraordinary appeal directly. On November 26, 2025, the special court of the SCJ rejected Confab and the other T/T Group entities' internal appeal. The Supreme Federal Tribunal has not yet ruled on the admissibility of the extraordinary appeal. The Company cannot predict the ultimate resolution on the matter.

•	Veracel Celulose accident litigation

On September 21, 2007, an accident occurred in the premises of Veracel Celulose S.A. (“Veracel”) in connection with a rupture in one of the tanks used in an evaporation system manufactured by Confab. The Veracel accident allegedly resulted in material damages to Veracel. Itaú Seguros S.A. (“Itaú”), Veracel’s insurer at the time of the Veracel accident and then replaced by Chubb Seguros Brasil S/A (“Chubb”), initiated a lawsuit against Confab seeking reimbursement of damages paid to Veracel in connection with the Veracel accident. Veracel initiated a second lawsuit against Confab seeking reimbursement of the amount paid as insurance deductible with respect to the Veracel accident and other amounts not covered by insurance. Itaú and Veracel claimed that the Veracel accident was caused by failures and defects attributable to the evaporation system manufactured by Confab. Confab believes that the Veracel accident was caused by the improper handling by Veracel’s personnel of the equipment supplied by Confab in violation of Confab’s instructions. The two lawsuits were consolidated and are considered by the 6th Civil Court of São Caetano do Sul. However, each lawsuit will be adjudicated separately.

On September 28, 2018, Confab and Chubb entered into a settlement agreement pursuant to which on October 9, 2018, Confab paid an amount of approximately $3.5 million to Chubb, without assuming any liability for the accident or the claim.

On October 10, 2018, Confab was notified that the court had issued rulings for both lawsuits. Both decisions were unfavorable to Confab:

•	With respect to Chubb’s claim, the court subsequently homologated the above-mentioned settlement and, accordingly, the claim was finalized.
•	With respect to Veracel’s claim, Confab was ordered to pay the insurance deductible and other concepts not covered by insurance, currently estimated to amount to BRL121.0 million (approximately $22.0 million) including interest, fees and expenses. Both parties filed motions for clarification against the court’s decision, which were partially granted. Although the contract between Confab and Veracel expressly provided that Confab would not be liable for damages arising from lost profits, the court award would appear to include BRL103.8 million (approximately $18.9 million) of damages arising therefrom. Confab has additional defence arguments in respect of a claim for lost profits. After an appeal against the first instance court decision, the court resolved in June 2022 that it lacked jurisdiction to decide on the appeal, which was re-allocated to another court. On August 26, 2024, the court issued a decision rejecting certain procedural objections and ordering that new expert evidence be produced. As a result, the trial was redirected to the first instance court for new technical evidence to be produced by a new expert. On August 11, 2025, Confab filed an appeal with the SCJ against the ruling on the additional expert evidence. At this stage, the Company cannot predict the outcome of the claim or the amount or range of loss in case of an unfavourable outcome.

•	Petrobras-related proceedings and claims

Upon learning of certain government investigations as to whether certain payments were made prior to 2014 from accounts of entities presumably associated with affiliates of the Company to accounts allegedly linked to individuals related to Petróleo Brasileiro S.A. (“Petrobras”) and whether any such payments were intended to benefit the Company’s Brazilian subsidiary Confab, the Audit Committee of the Company's Board of Directors engaged external counsel in connection with the Company’s review of these matters. In addition, the Company voluntarily notified the U.S. Securities and Exchange Commission (“SEC”) and the U.S. Department of Justice (“DOJ”) in October 2016, conducted, with the assistance of external counsel, an internal investigation, and found no evidence corroborating any involvement by the Company or its directors, officers or employees in respect of improper payments. An internal investigation commissioned by Petrobras also found no evidence that Confab obtained any unfair commercial benefit or advantage from Petrobras in return for payments, including improperly obtained contracts. On June 2, 2022, the Company resolved the investigation by the SEC, and the DOJ informed that it had closed its parallel inquiry without taking action. Under the settlement with the SEC, the Company neither admits nor denies the SEC’s findings and on June 24, 2022, paid $53.1 million in disgorgement and prejudgment interest and $25 million for a civil penalty to conclude the matter.

In July 2019, the Company learned that the public prosecutors’ office of Milan, Italy, had completed a preliminary investigation into the same alleged payments and had included in the investigation, among other persons, the Company’s Chairman and Chief Executive Officer, two other board members, Gianfelice Rocca and Roberto Bonatti, and the Company’s controlling shareholder, San Faustin. The Company was not a party to the proceedings. On March 22, 2022, upon completion of the evidentiary phase of the trial, the acting prosecutor requested the first-instance court in Milan in charge of the case to impose sanctions on the Company’s Chairman and Chief Executive Officer, on the other two board members, and on San Faustin. On May 26, 2022, the first-instance court dismissed the case brought by the public prosecutor against the defendants for lack of jurisdiction and stated that the criminal proceeding should not have been initiated. On February 22, 2024, the court of appeals referred the case to the court of cassation, which, on May 23, 2024, confirmed the decision of the first-instance court and closed the case.

In June 2020, the Brazilian public prosecutors’ office requested the indictment of several individuals, including three executives or former executives of Confab and a former agent of Confab, charging them with the alleged crimes of corruption in relation to contracts executed between 2007 and 2010, and money laundering in relation to payments between 2009 and 2013. On December 11, 2024, the Confab executives were acquitted. The acquittal has already been appealed, so the criminal proceedings continue to be underway. Neither the Company nor Confab is a party to these criminal proceedings.

In addition, Petrobras and the Brazilian public prosecutors filed civil claims for alleged damages arising from the same event against, among others, Confab and the Confab executives named in the criminal proceedings referred to above.

The plaintiffs also seek that Confab be prohibited from contracting with, or receiving benefits or exemptions from, the Brazilian state for an unspecified term. Confab became aware of these civil claims in September 2022 and filed its defence in February 2025, among other things, requesting the suspension of the case until a final decision is made on the jurisdiction and the dismissal on the merits of the claims made by Petrobras and the public prosecutors. As of December 31, 2025, the aggregate amount of these claims was estimated at BRL201.7 million (or approximately $36.7 million). Confab believes these claims do not address either the defence arguments or the evidence available to the plaintiffs in Brazil and presented in other jurisdictions and is vigorously contesting them. Based on the advice of legal counsel, the Company cannot predict the outcome of these civil proceedings at this stage.

In late March 2024, the Company became aware of a resolution of Brazil’s General Controllers Office (“Controladoria-Geral da União”, or GCO), which opened administrative responsibility proceedings against Confab and other non-Tenaris affiliates and formed an investigative commission charged with investigating purported irregularities. Potential outcomes of an adverse GCO decision include a declaration of ineligibility for contracting with the Brazilian state for up to six years. Confab received notice in February 2025 and believes that the GCO’s allegations do not address either the defence arguments or the evidence available to the plaintiffs in Brazil and presented in other jurisdictions. On April 7, 2025, Confab filed its defence and contested the allegations. On September 12, 2025, Confab opened discussions with GCO towards seeking a resolution of the matter, and such discussions are ongoing. Based on the advice of legal counsel, the Company cannot predict the outcome of these administrative proceedings at this stage.

•	U.S. patent infringement litigation[8]

Tenaris Coiled Tubes, LLC (“TCT”), a U.S. subsidiary of the Company, was sued in 2017 by its competitor Global Tubing, alleging defamatory conduct by TCT and seeking a declaration that certain Global Tubing products do not infringe patents held by TCT. TCT counterclaimed that certain Global Tubing products did infringe patents held by TCT, and Global Tubing has since sought to invalidate such patents. On December 13, 2019, Global Tubing filed an amended complaint (including the Company as defendant), alleging, among other things, that TCT and the Company had misled the patent office. On March 20, 2023, the judge granted summary judgment in favor of Global Tubing, concluding that the patents at issue are unenforceable due to inequitable conduct during the patent prosecution process. TCT appealed this judgment, and Global Tubing appealed a previous ruling of the judge. Global Tubing also filed a brief seeking to recover attorneys’ fees, without specifying the amount of those fees. On February 26, 2026, the Federal Circuit issued an opinion reversing the finding of inequitable conduct by TCT, and reversing the lower court’s dismissal of Global’s antitrust claim. As a practical matter, both issues will return to the lower court to eventually be resolved in a jury trial. Although it is not possible to predict the final outcome of this matter, the Company believes that any potential losses arising from this case will not be material.

•	U.S. antidumping duty proceedings

On October 26, 2021, the U.S. Department of Commerce (“DOC”) initiated antidumping duty investigations of oil country tubular goods (“OCTG”) from Argentina, Mexico, and Russia. After the DOC issued affirmative preliminary and final antidumping determinations with respect to imports from Argentina, Mexico and Russia on November 14, 2022, the International Trade Commission determined that the imports under investigation caused injury to the U.S. OCTG industry. Tenaris and other parties appealed the agency determinations from the investigation to the Court of International Trade, and, with respect to certain claims, to the Court of Appeals for the Federal Circuit. In addition, in response to a request from the Government of Argentina, the World Trade Organization (“WTO”) established a panel of experts to consider whether the DOC’s antidumping order applicable to Argentina is consistent with the international obligations of the United States.

As a result of the investigations, Tenaris was required to pay antidumping duty deposits (at a rate of 78.30% for imports from Argentina and 44.93% for imports from Mexico) until such time the imports were reviewed by the DOC to determine whether final duties were necessary for the specific period under review. Tenaris paid such deposits for the first review period (which ran from May 11, 2022, through October 31, 2023) and for subsequent review periods until the final determinations by the DOC discussed below were published. The amount of such deposits was reflected in Tenaris’s costs.

On June 6, 2025, the DOC issued a final determination with respect to imports from Argentina that occurred during the first review period, announcing a final antidumping duty rate of 6.76% for imports by Tenaris. This lower rate (reduced from 78.30%) became the deposit rate for Tenaris’s imports from Argentina as from June 12, 2025. No appeal was filed against the DOC’s final determination and, accordingly, the DOC instructed the customs authorities to liquidate the corresponding refunds at the assessment rate of Tenaris’s imports from Argentina for the first review period, with such instructions becoming effective on August 4, 2025. The resulting gain (including interest) was recognized in these Consolidated Financial Statements. No refunds have been received as of December 31, 2025.

[8] This note was updated subsequently to the approval of these Consolidated Financial Statements by the Company’s Board of Directors on February 18, 2026.

On September 5, 2025, the DOC issued its final determination for imports from Mexico that occurred during the first review period, announcing a final rate of 26.10%. This lower rate (reduced from 44.93%) became the deposit rate for Tenaris’s imports from Mexico as from September 15, 2025. Both petitioners and Tenaris appealed this determination. As a result, the DOC has not instructed the customs authorities to liquidate these entries and will not do so while the appeals are ongoing.

As a result of these periodic reviews, the deposit rates on future imports can change, and the antidumping duty deposits paid on imports during the relevant review period may be either returned to Tenaris (in whole or in part) or increased.

In an audit report issued by an audit team of the U.S. Customs and Border Protection (“CBP”), CBP concluded that Tenaris should have paid antidumping duties on imports of mechanical and other pipe, which CBP believes to be subject to the antidumping orders on OCTG from Argentina and Mexico. CBP’s audit report calculated loss of revenue to the United States of approximately $49.6 million for years 2022, 2023 and 2024. However, CBP also appears to indicate that its calculation will be adjusted to conform with any clarification of the scope of the relevant OCTG orders that the DOC may issue. Tenaris considers imports of mechanical or other pipe to be out of scope and has filed a scope clarification request with the DOC. Based on the advice of counsel, Tenaris believes that the loss contingency arising from the CBP report is neither probable nor capable of a reliable estimate at this time.

CBP separately instructed Tenaris to modify its treatment of imports effective January 2025 and forward so that imports of certain mechanical and other pipe would be considered to be subject to the antidumping orders on OCTG from Argentina and Mexico. As a result, unless CBP changes its stated position on its own initiative or after clarification by DOC, the entries on and after January 1, 2025, will require the payment of antidumping duty deposits, and the liquidation of these entries will remain suspended during the antidumping administrative review process. The amount of such deposits was reflected in Tenaris’s costs.

(ii)                Commitments and guarantees

Set forth is a description of Tenaris’s main outstanding commitments:

•

Certain subsidiaries of the Company are parties into a long-term contract with Praxair S.A. for the service of oxygen and nitrogen supply. As of December 31, 2025, the aggregate amount to take or pay the committed volumes for an original 14-year term totaled approximately $24.8 million.

•

A Mexican subsidiary of the Company is a party to a 25-year contract (effective as of December 1, 2016, through December 1, 2041) with Techgen for the supply of 197 MW (which represents 22% of Techgen’s capacity). Monthly payments are determined on the basis of capacity charges, operation costs, back-up power charges, and transmission charges. As of the seventh contract year (as long as Techgen’s existing or replacing bank facility has been repaid in full), the Company’s subsidiary has the right to suspend or early terminate the contract if the rate payable under the agreement is higher than the rate charged by the Mexican Comisión Federal de Electricidad (“CFE”) or its successors. The Company’s subsidiary may instruct Techgen to sell to any affiliate, to CFE, or to any other third party all or any part of unused contracted energy under the agreement and the Company’s subsidiary will benefit from the proceeds of such sale.

•

In connection with the closing of the acquisition of IPSCO, a U.S. subsidiary of the Company entered into a 6-year master distribution agreement (the “MDA”) with PAO TMK (“TMK”) whereby, since January 2, 2020, Tenaris became the exclusive distributor of TMK’s OCTG and line pipe products in United States and Canada. At the end of the MDA’s 6-year term, TMK would have the option to extend the duration of its term for an additional 12-month period. Under the MDA, the Company is required to purchase specified minimum volumes of TMK-manufactured OCTG and line pipe products, based on the aggregate market demand for the relevant product category in the United States in the relevant year. In February 2022, however, the Company and TMK agreed that there would be no minimum yearly purchase requirement for the OCTG product category for 2022, and there would be no minimum yearly purchase requirement for TMK line pipe products under the MDA neither for 2022, nor for any subsequent contract year until January 2, 2026. In addition, no purchases of TMK products have been made since 2023. As of the date of this Consolidated Financial Statements, the MDA has expired.

•

Certain subsidiaries of the Company are parties to a long-term contract with the supplier JFE Steel Corporation for the purchase of tubular material, including 13 chrome alloy products. Such contract foresees a penalty for a maximum amount of $18.9 million in case of early termination. The contract will be in effect until June 30, 2029.

•

Certain subsidiaries of the Company are parties to contracts with Vestas Argentina for the maintenance of wind farms in Argentina. Such contracts foresee penalties for a maximum amount of $23.2 million in case of early termination.

•

An Argentine subsidiary of the Company is party to a contract with Usiminas from which it committed to purchase steel coils to manufacture welded pipes for certain projects in Argentina. As of December 31, 2025, purchases for approximately $24.4 million remain pending.

•

A subsidiary of the Company is party to a contract with Voestalpine Grobblech GmbH from which it committed to purchase steel plates to manufacture welded pipes for the third phase of the Sakarya gas field development project in Turkey. As of December 31, 2025, purchases for approximately $47.8 million remain pending.

•

A U.S. subsidiary of the Company is a party to a framework supply agreement with Nucor Steel Memphis Inc. (“Nucor”) pursuant to which Nucor agrees to supply, and the subsidiary intends to purchase, up to a specified tonnage of steel bars per month, subject to a rolling three-month forecast provided by the subsidiary. The subsidiary has no obligation to purchase volumes outside the forecasted quantities. Prices are determined in accordance with a contractual pricing formula, subject to applicable surcharges and adjustments. The contract became effective in January 2026, with an original duration of 1 year.

In addition, Tenaris (i) applied for stand-by letters of credit as well as corporate guarantees covering certain obligations of Techgen as described in note 14 (c) and (ii) issued performance guarantees mainly related to long-term commercial contracts with several customers for approximately $4.0 billion as of December 31, 2025.

(iii)              Restrictions on the distribution of profits and payment of dividends

In accordance with Luxembourg Law, the Company is required to transfer a minimum of 5% of its net profit for each financial year to a legal reserve until such reserve equals 10% of the issued share capital.

As of December 31, 2025, this reserve is fully allocated and additional allocations to the reserve are not required under Luxembourg law. Dividends may not be paid out of the legal reserve.

On April 30, 2024, the extraordinary general meeting of shareholders approved the cancellation of 17,779,302 ordinary shares held in treasury by the Company repurchased during the first tranche of the initial share buyback program and the corresponding reduction of the issued share capital of the Company and, accordingly, the legal reserve was proportionally reduced.

On May 6, 2025, the extraordinary general meeting of shareholders approved the cancellation of 90,762,598 ordinary shares held in treasury by the Company repurchased during the second, third and fourth tranches of the first share buyback program and throughout the second share buyback program and the corresponding reduction of the issued share capital of the Company and, accordingly, the legal reserve was proportionally reduced.

The Company may pay dividends to the extent, among other conditions, that it has distributable retained earnings calculated in accordance with Luxembourg law and regulations.